Exhibit 99.1

Lifetime Brands, Inc. Reports Fourth Quarter 2023 Financial Results
Declares Regular Quarterly Dividend
GARDEN CITY, NY, March 12, 2024 – Lifetime Brands, Inc. (NasdaqGS: LCUT), a leading global designer, developer and marketer of a broad range of branded consumer products used in the home, today reported its financial results for the quarter and full year ended December 31, 2023.
Rob Kay, Lifetime’s Chief Executive Officer, commented, “We closed out 2023 with another strong quarter, delivering results that met or exceeded both internal and analyst expectations for net sales, income from operations and adjusted EBITDA. We are pleased with this outperformance, paced by sales growth we are seeing across the business, most notably in our core U.S. Kitchenware category, where we saw substantial gains in the fourth quarter. As we hone our online strategy, we are also gaining market share in the e-commerce channel across all of our product categories. We continue to view this channel as a key growth opportunity for our company.”
Mr. Kay continued, “Today’s results are also a reflection of our ongoing focus on proactively managing expenses and identifying efficiencies, which has allowed us to build a more focused, agile company and translate our performance to strong bottom line growth. Throughout 2023, our team demonstrated a relentless focus on operational execution, and these results are a testament to their hard work. Aided by anticipated channel expansion providing market share growth, we are well-positioned to drive continued performance and deliver on our strategy, which will generate value in 2024.”
Fourth Quarter Financial Highlights:
Consolidated net sales for the three months ended December 31, 2023, were $203.1 million, representing a decrease of $3.9 million or 1.9%, as compared to $207.0 million for the corresponding period in 2022. In constant currency, a non-GAAP financial measure, which excludes the impact of foreign exchange fluctuations and was determined by applying 2023 average rates to 2022 local currency amounts, consolidated net sales decreased $4.8 million or 2.3% in the fourth quarter of 2023, as compared to consolidated net sales in the corresponding period in 2022. A table reconciling this non-GAAP financial measure to consolidated net sales, as reported, is included below.
Gross margin was $73.9 million, or 36.4%, in 2023 as compared to $74.2 million, or 35.9%, for the corresponding period in 2022.
Income from operations was $15.7 million, as compared to $12.8 million for the corresponding period in 2022.
Adjusted income from operations(1) was $19.4 million as compared to $18.2 million for the corresponding period in 2022.
Net income was $2.7 million, or $0.13 per diluted share, in the quarter ended December 31, 2023, as compared to net income of $3.3 million, or $0.15 per diluted share, for the corresponding period in 2022.
Adjusted net income(1) was $6.3 million, or $0.29 per diluted share, in the quarter ended December 31, 2023, as compared to adjusted net income(1) of $7.5 million, or $0.35 per diluted share, for the corresponding period in 2022.

(1) A table reconciling this non-GAAP financial measure to its most comparable GAAP financial measure, as reported, is included below.

Full Year Financial Highlights:
Consolidated net sales for the year ended December 31, 2023, were $686.7 million, a decrease of $41.0 million, or 5.6%, as compared to consolidated net sales of $727.7 million for the corresponding period in 2022. In constant currency, a non-GAAP financial measure, which excludes the impact of foreign exchange fluctuations and was determined by applying 2023 average rates to 2022 local currency amounts, consolidated net sales decreased $41.0 million, or 5.6%, as compared to consolidated net sales in the corresponding period in 2022. A table reconciling this non-GAAP financial measure to consolidated net sales, as reported, is included below.
Gross margin for 2023 was $254.6 million, or 37.1%, compared to $260.3 million, or 35.8%, for the corresponding period in 2022.
Income from operations was $31.9 million in 2023, as compared to $24.3 million for the corresponding period in 2022.
Adjusted income from operations(1) was $48.9 million, as compared to $49.4 million for the corresponding period in 2022.
Net loss was $(8.4) million, or $(0.40) per diluted share, in the year ended December 31, 2023, as compared to net loss of $(6.2) million, or $(0.29) per diluted share, in the corresponding period in 2022.
Adjusted net income(1) was $11.0 million, or $0.52 per diluted share, as compared to $17.6 million, or $0.81 per diluted share, in the corresponding period in 2022.
Adjusted EBITDA(1) was $57.3 million in the year ended December 31, 2023. A table reconciling this non-GAAP financial measure to net loss, as reported, is included below.
(1) A table reconciling this non-GAAP financial measure to its most comparable GAAP financial measure, as reported, is included below.
Dividend
On March 8, 2024, the Board of Directors declared a quarterly dividend of $0.0425 per share payable on May 15, 2024 to shareholders of record on May 1, 2024.
Conference Call
The Company has scheduled a conference call for Tuesday, March 12, 2024 at 11:00 a.m (Eastern Time). The dial-in number for the conference call is (877) 524-8416 (U.S.) or +1 (412) 902-1028 (International)
A live webcast of the conference call will be accessible through:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=PLA6W8Fq
For those who cannot listen to the live broadcast, an audio replay of the webcast will be available until September 8, 2024.
Non-GAAP Financial Measures
This earnings release contains non-GAAP financial measures, including constant currency net sales, adjusted income from operations, adjusted net income, adjusted diluted income per common share, adjusted EBITDA, adjusted EBITDA, before limitation, pro forma adjusted EBITDA, before limitation, and pro forma adjusted EBITDA. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets, or statements of cash flows of a company; or, includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. These non-GAAP financial measures are provided because the Company’s management uses these financial measures in evaluating the Company’s on-going financial results and trends, and management believes that exclusion of certain items allows for more accurate period-to-period comparison of the Company’s operating performance by investors and analysts. Management uses these non-GAAP financial measures as indicators of business performance. These non-GAAP financial measures should be viewed as a supplement to, and not a substitute for, GAAP financial measures of performance. As required by SEC rules, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Forward-Looking Statements
In this press release, the use of the words “advance,” “believe,” “continue,” “could,” “deliver,” “drive,” “enable,” “expect,” “gain,” “goal,” “grow,” “intend,” “maintain,” “manage,” “may,” “outlook,” “plan,” “positioned,” “project,” “projected,”

“should,” “take,” “target,” “unlock,” “will,” “would,” or similar expressions is intended to identify forward-looking statements. Such statements include all statements regarding the growth of the Company, the Company’s financial guidance, the Company’s ability to navigate the current environment and advance the Company’s strategy, the Company’s commitment to increasing investments in future growth initiatives, the Company’s initiatives to create value, the Company’s efforts to mitigate geopolitical factors and tariffs, the Company’s current and projected financial and operating performance, results, and profitability and all guidance related thereto, including forecasted exchange rates and effective tax rates, as well as the Company’s continued growth and success, future plans and intentions regarding the Company and its consolidated subsidiaries. Such statements represent the Company’s current judgments, estimates, and assumptions about possible future events. The Company believes these judgments, estimates, and assumptions are reasonable, but these statements are not guarantees of any events or financial or operational results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt, as well as to deleverage its balance sheet; the possibility of impairments to the Company’s goodwill; the possibility of impairments to the Company’s intangible assets; the highly seasonal nature of the Company’s business; the Company’s ability to drive future growth and profitability from its European operations; changes in U.S. or foreign trade or tax law and policy; changes in general economic conditions that could impact the Company’s customers and affect customer purchasing practices or consumer spending; customer ordering behavior; the performance of the Company’s newer products; expenses and other challenges relating to the integration of any future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence of the Company’s largest stockholder; fluctuations in foreign exchange rates; changes in U.S. trade policy or the trade policies of nations in which the Company or the Company’s suppliers do business; shortages of and price volatility for certain commodities; global health epidemics, such as the COVID-19 pandemic; social unrest, including related protests and disturbances; the emergence, continuation and consequences of geopolitical conflicts including: the conflict in Ukraine, Israel and surrounding areas and the possible expansion of such conflicts; macro-economic challenges, including inflationary impacts and disruptions to the global supply chain; increase in supply chain costs; the imposition of tariffs and other trade policies and/or economic sanctions implemented by the U.S. and other governments; the Company’s ability to successfully integrate acquired businesses; the Company’s expectations regarding customer purchasing practices and the future level of demand for the Company’s products; the Company’s ability to execute on the goals and strategies set forth in the Company’s five-year plan; and significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and ability to maintain an appropriate level of debt. The Company undertakes no obligation to update these forward-looking statements other than as required by law.
Lifetime Brands, Inc.
Lifetime Brands is a leading global designer, developer and marketer of a broad range of branded consumer products used in the home. The Company markets its products under well-known kitchenware brands, including Farberware®, KitchenAid®, Sabatier®, Amco Houseworks®, Chef’n® Chicago™ Metallic, Copco®, Fred® & Friends, Houdini™, KitchenCraft®, Kamenstein®, La Cafetière®, MasterClass®, Misto®, Swing-A-Way®, Taylor® Kitchen and Rabbit®; respected tableware and giftware brands, including Mikasa®, Pfaltzgraff®, Fitz and Floyd®, Empire Silver™, Gorham®, International® Silver, Towle® Silversmiths, Wallace®, Wilton Armetale®, V&A®, Royal Botanic Gardens Kew® and Year & Day®; and valued home solutions brands, including BUILT NY®, S’well®, Taylor® Bath, Taylor® Kitchen, Taylor® Weather and Planet Box®. The Company also provides exclusive private label products to leading retailers worldwide.
The Company’s corporate website is www.lifetimebrands.com.
Contacts:
Lifetime Brands, Inc.
Laurence Winoker, Chief Financial Officer
516-203-3590
investor.relations@lifetimebrands.com
or
Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel / T.J. O'Sullivan / Carly King
212-355-4449

LIFETIME BRANDS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands - except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net sales	$203,143	$207,041	$686,683	$727,662
Cost of sales	129,288	132,793	432,044	467,346
Gross margin	73,855	74,248	254,639	260,316
Distribution expenses	19,452	19,709	69,194	74,948
Selling, general and administrative expenses	38,664	40,337	152,648	154,545
Restructuring expenses	—	1,420	856	1,420
Wallace facility remediation expense	—	—	—	5,140
Income from operations	15,739	12,782	31,941	24,263
Interest expense	(5,618)	(5,125)	(21,728)	(17,205)
Mark to market (loss) gain on interest rate derivatives	(364)	(19)	(499)	1,971
(Loss) gain on extinguishments of debt, net	(759)	—	761	—
Income before income taxes and equity in (losses) earnings	8,998	7,638	10,475	9,029
Income tax provision	(3,313)	(2,308)	(6,222)	(5,728)
Equity in losses, net of taxes	(2,978)	(2,058)	(12,665)	(9,467)
NET INCOME (LOSS)	$2,707	$3,272	$(8,412)	$(6,166)
Weighted-average shares outstanding—basic	21,216	21,429	21,195	21,558
BASIC INCOME (LOSS) PER COMMON SHARE	$0.13	$0.15	$(0.40)	$(0.29)
Weighted-average shares outstanding—diluted	21,468	21,607	21,195	21,558
DILUTED INCOME (LOSS) PER COMMON SHARE	$0.13	$0.15	$(0.40)	$(0.29)

LIFETIME BRANDS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands - except share data)

	December 31,
	2023	2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$16,189	$23,598
Accounts receivable, less allowances of $15,952 at December 31, 2023 and $14,606 at December 31, 2022	155,180	141,195
Inventory	188,647	222,209
Prepaid expenses and other current assets	16,339	13,254
TOTAL CURRENT ASSETS	376,355	400,256
PROPERTY AND EQUIPMENT, net	16,970	18,022
OPERATING LEASE RIGHT-OF-USE ASSETS	69,756	74,869
INVESTMENTS	1,826	12,516
INTANGIBLE ASSETS, net	199,133	213,887
OTHER ASSETS	3,102	6,338
TOTAL ASSETS	$667,142	$725,888
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturity of term loan	$4,742	$—
Accounts payable	54,154	38,052
Accrued expenses	78,356	77,602
Income taxes payable	641	224
Current portion of operating lease liabilities	14,075	14,028
TOTAL CURRENT LIABILITIES	151,968	129,906
OTHER LONG-TERM LIABILITIES	9,126	14,995
INCOME TAXES PAYABLE, LONG-TERM	1,493	1,591
OPERATING LEASE LIABILITIES	70,009	76,420
DEFERRED INCOME TAXES	7,438	9,607
REVOLVING CREDIT FACILITY	60,395	10,424
TERM LOAN	135,834	242,857
STOCKHOLDERS’ EQUITY
Preferred stock, $1.00 par value, shares authorized: 100 shares of Series A and 2,000,000 shares of Series B; none issued and outstanding	—	—
Common stock, $0.01 par value, shares authorized: 50,000,000 at December 31, 2023 and 2022; shares issued and outstanding: 21,813,266 at December 31, 2023 and 21,779,799 at December 31, 2022	218	218
Paid-in capital	277,728	274,579
(Accumulated deficit) retained earnings	(13,568)	1,145
Accumulated other comprehensive loss	(33,499)	(35,854)
TOTAL STOCKHOLDERS’ EQUITY	230,879	240,088
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$667,142	$725,888

LIFETIME BRANDS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2023	2022
OPERATING ACTIVITIES
Net loss	$(8,412)	$(6,166)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,571	19,536
Amortization of financing costs	1,968	1,809
Mark to market loss (gain) on interest rate derivatives	499	(1,971)
Non-cash lease adjustment	(1,889)	(1,483)
Provision for doubtful accounts	2,116	662
Deferred income taxes	(2,130)	(3,825)
Stock compensation expense	3,687	3,846
Undistributed losses from equity investment, net of taxes	12,665	9,467
Contingent consideration fair value adjustment	(650)	—
Gain on extinguishments of debt, net	(761)	—
Wallace facility remediation expense	—	5,140
Changes in operating assets and liabilities (excluding the effects of business acquisitions)
Accounts receivable	(14,972)	33,889
Inventory	35,428	47,443
Prepaid expenses, other current assets and other assets	(1,833)	(2,447)
Accounts payable, accrued expenses and other liabilities	10,846	(81,365)
Income taxes payable	298	(216)
NET CASH PROVIDED BY OPERATING ACTIVITIES	56,431	24,319
INVESTING ACTIVITIES
Purchases of property and equipment	(2,801)	(2,975)
Acquisition	—	(17,956)
NET CASH USED IN INVESTING ACTIVITIES	(2,801)	(20,931)
FINANCING ACTIVITIES
Proceeds from revolving credit facility	162,391	276,288
Repayments of revolving credit facility	(113,530)	(265,662)
Proceeds from Term Loan	55,991	—
Repayments of Term Loan	(149,540)	(6,216)
Payment of financing costs	(9,537)	(1,021)
Payments for finance lease obligations	(27)	(32)
Payments of tax withholding for stock based compensation	(537)	(1,067)
Proceeds from the exercise of stock options	—	233
Payments for stock repurchase	(2,539)	(6,320)
Cash dividends paid	(3,734)	(3,820)
NET CASH USED IN FINANCING ACTIVITIES	(61,062)	(7,617)
Effect of foreign exchange on cash	23	(155)
DECREASE IN CASH AND CASH EQUIVALENTS	(7,409)	(4,384)
Cash and cash equivalents at beginning of year	23,598	27,982
CASH AND CASH EQUIVALENTS AT END OF YEAR	$16,189	$23,598

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results
Adjusted EBITDA for the year ended December 31, 2023:

	Three Months Ended				Year Ended
	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
			(in thousands)
Net (loss) income as reported	$(8,805)	$(6,520)	$4,206	$2,707	$(8,412)
Undistributed equity losses, net	2,777	5,863	1,047	2,978	12,665
Income tax (benefit) provision	(1,348)	1,242	3,015	3,313	6,222
Interest expense	5,336	5,528	5,246	5,618	21,728
Depreciation and amortization	4,870	4,925	4,821	4,955	19,571
Mark to market loss (gain) on interest rate derivatives	234	(197)	98	364	499
Stock compensation expense	861	1,011	898	917	3,687
Contingent consideration fair value adjustments	—	(50)	—	(600)	(650)
(Gain) loss on extinguishments of debt, net	—	(1,520)	—	759	(761)
Acquisition related expenses	490	242	186	407	1,325
Restructuring expenses	856	—	—	—	856
Warehouse redesign expenses(1)	194	157	176	51	578
Adjusted EBITDA(2)	$5,465	$10,681	$19,693	$21,469	$57,308
(1) For the year ended December 31, 2023, the warehouse redesign expenses related to the U.S. segment.
(2) Adjusted EBITDA is a non-GAAP financial measure that is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net (loss) income, adjusted to exclude undistributed equity in losses, income tax (benefit) provision, interest expense, depreciation and amortization, mark to market loss (gain) on interest rate derivatives, stock compensation expense, gain (loss) on extinguishments of debt, net, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

Adjusted EBITDA for the year ended December 31, 2022:

	Three Months Ended				Year Ended
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
			(in thousands)
Net income (loss) as reported	$380	$(3,460)	$(6,358)	$3,272	$(6,166)
Undistributed equity (earnings) losses, net	(416)	(334)	8,159	2,058	9,467
Income tax provision (benefit)	1,673	(98)	1,845	2,308	5,728
Interest expense	3,767	3,732	4,581	5,125	17,205
Depreciation and amortization	4,899	5,038	4,598	5,001	19,536
Mark to market (gain) loss on interest rate derivatives	(1,049)	(304)	(637)	19	(1,971)
Stock compensation expense	1,174	1,365	1,026	281	3,846
Acquisition related expenses	1,119	75	109	170	1,473
Restructuring expenses	—	—	—	1,420	1,420
Warehouse relocation and redesign expenses (1)	497	73	59	—	629
S’well integration costs (1)	781	864	250	—	1,895
Wallace facility remediation expense	—	—	5,140	—	5,140
Adjusted EBITDA, before limitation	$12,825	$6,951	$18,772	$19,654	$58,202
Pro forma projected synergies adjustment(3)					3,590
Pro forma adjusted EBITDA, before limitation(5)					61,792
Permitted non-recurring charge limitation (4)					(3,589)
Pro forma Adjusted EBITDA(5)	$12,825	$6,951	$18,772	$19,654	$58,203
(1) For the year ended December 31, 2022, the warehouse relocation and redesign expenses included $0.5 million of expenses related to the International segment and $0.1 million of expenses related to the U.S. segment.
(2) For the year ended December 31, 2022 , S’well integration costs included $0.5 million of expenses related to inventory step up adjustment in connection with S’well acquisition.
(3) Pro forma projected synergies represents the projected cost savings of $2.3 million associated with the reorganization of the International segment’s workforce, $0.9 million associated with the Executive Chairman’s cessation of service in such role, and $0.4 million associated with reorganization of the U.S. segment’s sales management structure.
(4) Permitted non-recurring charges include restructuring expenses, integration charges, Wallace facility remediation expense, and warehouse relocation and redesign expenses. These are permitted exclusions from the Company’s adjusted EBITDA, subject to limitations, pursuant to the Company’s Debt Agreements.
(5) Adjusted EBITDA is a non-GAAP financial measure which is defined in the Company’s debt agreements. Adjusted EBITDA is defined as net income (loss), adjusted to exclude undistributed equity in (earnings) losses, income tax provision (benefit), interest expense, depreciation and amortization, mark to market (gain) loss on interest rate derivatives, stock compensation expense, and other items detailed in the table above that are consistent with exclusions permitted by our debt agreements.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands - except per share data)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Adjusted net income and adjusted diluted income per common share (in thousands - except per share data):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss) as reported	$2,707	$3,272	$(8,412)	$(6,166)
Adjustments:
Acquisition intangible amortization expense	3,802	3,780	14,835	14,530
Contingent consideration fair value adjustments	(600)	—	(650)	—
Loss (gain) on extinguishments of debt, net	759	—	(761)	—
Acquisition related expenses	407	170	1,325	1,473
Restructuring expenses	—	1,420	856	1,420
S'well integration costs	—	—	—	1,895
Warehouse relocation and redesign expenses(1)	51	—	578	629
Impairment of Grupo Vasconia investment	—	—	6,834	6,168
Mark to market loss (gain) on interest rate derivatives	364	19	499	(1,971)
Wallace facility remediation expense	—	—	—	5,140
Income tax effect on adjustments	(1,163)	(1,130)	(4,094)	(5,478)
Adjusted net income(2)(3)	$6,327	$7,531	$11,010	$17,640
Adjusted diluted income per share(4)	$0.29	$0.35	$0.52	$0.81
(1) For the year ended December 31, 2023, the warehouse redesign expenses were related to the U.S. segment. For the year ended December 31, 2022, warehouse relocation and redesign expenses included $0.5 million of expenses related to the International segment and $0.1 million of expenses related to the U.S. segment.
(2) Adjusted net income for the three months ended and year ended December 31, 2022 has been recast to reflect the adjustment for acquisition intangible amortization expense.
(3) Adjusted net income and adjusted diluted income per common share in the three months ended and year ended December 31, 2023 excludes acquisition intangible amortization expense, contingent consideration fair value adjustments, loss (gain) on extinguishments of debt, net, acquisition related expenses, restructuring expenses, warehouse redesign expenses, impairment of Grupo Vasconia investment, and mark to market loss (gain) on interest rate derivatives. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
Adjusted net income and adjusted diluted income per common share in the three months ended and year ended December 31, 2022 excludes acquisition intangible amortization expense, acquisition related expenses, restructuring expenses, S'well integration costs, warehouse relocation and redesign expenses, impairment of Grupo Vasconia investment, mark to market loss (gain) on interest rate derivatives, and Wallace facility remediation expense. The income tax effect on adjustments reflects the statutory tax rates applied on the adjustments.
(4)Adjusted diluted income per common share is calculated based on diluted weighted-average shares outstanding of 21,468 and 21,607 for the three month period ended December 31, 2023 and 2022, respectively, and 21,316 and 21,818 for the year ended December 31, 2023 and 2022, respectively. The diluted weighted-average shares outstanding for the three months ended and year ended December 31, 2023 include the effect of dilutive securities of 252 and 121 shares, respectively. The diluted weighted-average shares outstanding for the three months ended and year ended December 31, 2022 include the effect of dilutive securities of 178 and 260 shares, respectively.

Adjusted income from operations (in thousands):
	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Income from operations	$15,739	$12,782	$31,941	$24,263
Adjustments:
Acquisition intangible amortization expense	3,802	3,780	14,835	14,530
Contingent consideration fair value adjustments	(600)	—	(650)	—
Acquisition related expenses	407	170	1,325	1,473
Restructuring expenses	—	1,420	856	1,420
S'well integration costs	—	—	—	1,895
Warehouse relocation and redesign expenses(1)	51	—	578	629
Wallace facility remediation expense	—	—	—	5,140
Total adjustments	3,660	5,370	16,944	25,087
Adjusted income from operations(2)(3)	$19,399	$18,152	$48,885	$49,350
(1) For the year ended December 31, 2023, the warehouse redesign expenses related to the U.S. segment. For the year ended December 31, 2022, warehouse relocation and redesign expenses included $0.5 million of expenses related to the International segment and $0.1 million of expenses related to the U.S. segment.
(2) Adjusted income from operations for the three months ended and year ended December 31, 2022 has been recast to reflect the adjustment for acquisition intangible amortization expense.
(3) Adjusted income from operations for the three months ended and year ended December 31, 2023 and December 31, 2022, excludes acquisition intangible amortization expense, contingent consideration fair value adjustments, acquisition related expenses, restructuring expenses, S'well integration costs, warehouse relocation and redesign expenses, and Wallace facility remediation expense.

LIFETIME BRANDS, INC.
Supplemental Information
(in thousands)
Reconciliation of GAAP to Non-GAAP Operating Results (continued)
Constant Currency:

	As Reported Three Months Ended December 31,			Constant Currency (1) Three Months Ended December 31,				Year-Over-Year Increase (Decrease)
Net sales	2023	2022	Increase (Decrease)	2023	2022	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$185,222	$192,952	$(7,730)	$185,222	$192,950	$(7,728)	$2	(4.0)%	(4.0)%	—%
International	$17,921	$14,089	$3,832	$17,921	$15,036	$2,885	$(947)	19.2%	27.2%	8.0%
Total net sales	$203,143	$207,041	$(3,898)	$203,143	$207,986	$(4,843)	$(945)	(2.3)%	(1.9)%	0.4%

	As Reported Year Ended December 31,			Constant Currency (1) Year Ended December 31,				Year-Over-Year Increase (Decrease)
Net sales	2023	2022	Increase (Decrease)	2023	2022	Increase (Decrease)	Currency Impact	Excluding Currency	Including Currency	Currency Impact
U.S.	$633,079	$669,178	$(36,099)	$633,079	$669,137	$(36,058)	$41	(5.4)%	(5.4)%	—%
International	$53,604	$58,484	$(4,880)	$53,604	$58,590	$(4,986)	$(106)	(8.5)%	(8.3)%	0.2%
Total net sales	$686,683	$727,662	$(40,979)	$686,683	$727,727	$(41,044)	$(65)	(5.6)%	(5.6)%	—%
(1)“Constant Currency” is determined by applying the 2023 average exchange rates to the prior year local currency sales amounts, with the difference between the change in “As Reported” net sales and “Constant Currency” net sales, reported in the table as “Currency Impact”. Constant currency sales growth is intended to exclude the impact of fluctuations in foreign currency exchange rates.